SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 2001
                                                           -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
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(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


On September 1, 2000, Electronic Business Services, Inc. filed a voluntary petition for relief under Chapter 11 of the US Bankruptcy Code.

While the bankruptcy proceedings are pending, the Company is filing the Debtor's Monthly Financial Report that it is required to file with the Bankruptcy Court under Rule 2015 in lieu of the Form 10K and 10Q filings. The Company is attaching the monthly reports for the period February 1, 2001 to February 28, 2001 for each of the following companies as submitted to the United States Bankruptcy Court Southern District of Florida, Miami Division: Engineered Business Systems, Inc. and QuickCredit Corporation, wholly owned subsidiaries of their parent, Electronic Business Services, Inc.

When the Company's reorganization plan becomes effective, the Company will resume the mandatory and timely filings of the Exchange Act periodic reports for all applicable periods.

ITEM 7.  FINANCIAL EXHIBITS



                      MONTHLY FINANCIAL REPORT FOR BUSINESS
               FOR THE PERIOD BEGINNING 2/1/01 AND ENDING 2/28/01

Name of Debtor: Electronic Business Services, Inc.                Case Number:
Date of Petition: September 1, 2000                           00-25402 BKC-RBR

                                                     CURRENT      CUMULATIVE
                                                      MONTH    PETITION TO DATE
                                                 ------------- ----------------
   1 CASH AT BEGINNING OF PERIOD .............       33,955.28       480.97
   2 RECEIPTS
     A. Cash Sales
         Less:  Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R
     C. Collection on Prepetition A/R
     D. Other Receipts
             Transfer from
               Eng. Business Systems (Sub) ...      105,677.75   413,957.95
             Transfer from
               QuickCredit Corp (Sub) ........       15,923.55   242,054.75
             Transfer from
               Funding Group .................                   130,000.00

   3 TOTAL RECEIPTS ..........................      121,601.30   786,012.70
   4 TOTAL CASH AVAILABLE FOR OPERATIONS .....      155,556.58   786,493.67

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ..........                     4,250.00
     B. Net Payroll ..........................       46,596.46   347,330.39
     C. Payroll Taxes ........................       20,240.08   142,165.99
     D. Sales & Use Taxes ....................         --           --
     E. Other Taxes ..........................          881.64     1,061.64
     F. Rent .................................        8,796.64    53,405.24
     G. Other Leases (Attachment 3) ..........         --           --
     H. Telephone ............................       17,393.20    70,817.63
     I. Utilities ............................        1,032.81     9,536.75
     J. Travel & Entertainment ...............                     1,520.98
     K. Vehicle Expenses .....................                       100.00
     L. Office Supplies ......................        1,347.30     1,347.30
     M. Advertising ..........................         --           --
     N. Insurance (Attachment 7) .............          408.10    49,860.01
     O. Purchases of Fixed Assets ............         --           --
     P. Purchases of Inventory ...............         --           --
     Q. Manufacturing Supplies ...............         --           --
     R. Repairs & Maintenance ................          422.94     1,473.40
     S. Payments of Secured Creditors ........       20,000.00    30,000.00
     T.  Trade Shows .........................        3,355.74     3,355.74
     U. Other Operating Expenses (Attach List)         --           --
             Merchants F/QCC Prepayment ......         --          3,750.00
             Equifax F/Qcc Prepayment ........         --          4,036.11
             Bank Charge .....................           33.09       215.21
             Employee Loans ..................         --            350.00
             Office Expense ..................                       823.03
             Service of Notice to Shareholders        2,000.00     2,000.00
             Trans to QuickCredit Corporation          --         26,045.67

   6 TOTAL CASH DISBURSEMENTS ................      122,508.00   753,445.09

   7 ENDING CASH BALANCE .....................       33,048.58    33,048.58



                      MONTHLY FINANCIAL REPORT FOR BUSINESS
               FOR THE PERIOD BEGINNING 2/01/01 AND ENDING 2/28/01

Name of Debtor: Engineered Business Systems, Inc.                 Case Number:
Date of Petition: January 19, 2001                            01-20363 BKC-RBR

                                                     CURRENT       CUMULATIVE
                                                      MONTH    PETITION TO DATE
                                                    ---------  ----------------
   1 CASH AT BEGINNING OF PERIOD .............      26,087.30    19,865.35
   2 RECEIPTS
     A. Cash Sales
         Less:  Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R .......      71,702.81    71,706.11
     C. Collection on Prepetition A/R ........                   22,824.77
     D. Other Receipts
            Cash Receipts - Non A/R ..........                    3,907.67
            Void Pre-Petition Checks .........                    4,085.95

   3 TOTAL RECEIPTS ..........................      71,702.81   102,524.50
   4 TOTAL CASH AVAILABLE FOR OPERATIONS .....      97,790.11   122,389.85

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ..........        --           --
     B. Net Payroll ..........................        --           --
     C. Payroll Taxes ........................        --           --
     D. Sales & Use Taxes ....................        --           --
     E. Other Taxes ..........................                       25.00
     F. Rent .................................        --           --
     G. Other Leases (Attachment 3) ..........        --           --
     H. Telephone ............................       6,478.00     6,478.00
     I. Utilities ............................        --           --
     J. Travel & Entertainment ...............        --           --
     K. Vehicle Expenses .....................        --           --
     L. Office Supplies ......................         118.07       685.70
     M. Advertising ..........................        --           --
     N. Insurance (Attachment 7) .............        --           --
     O. Purchases of Fixed Assets ............        --           --
     P. Purchases of Inventory ...............        --           --
     Q. Manufacturing Supplies ...............        --           --
     R. Repairs & Maintenance ................                      163.19
     S. Payments of Secured Creditors ........        --           --
     T. Other Operating Expenses (Attach List)
            Credit Reporting Repositories
            Trans to QuickCredit Corporation
              Co-Contribution
              F/Shared Expenses ..............                    1,000.00
            Trans to Electronic
              Co-Contribution
              F/Shared Expenses ..............       2,586.50    25,422.82
            Trans to Electronic --
              Payroll Account ................      69,090.33    69,090.33
            Postage ..........................        --           --
            Bank Charges .....................                        7.60

   6 TOTAL CASH DISBURSEMENTS ................      78,272.90   102,872.64
   7 ENDING CASH BALANCE .....................      19,517.21    19,517.21





               MONTHLY FINANCIAL REPORT FOR BUSINESS
         FOR THE PERIOD BEGINNING 2/1/01 AND ENDING 2/28/01

Name of Debtor: QuickCredit Corporation                         Case Number:
Date of Petition: September 1, 2000                           00-25401 BKC-RBR

                                                       CURRENT     CUMULATIVE
                                                        MONTH  PETITION TO DATE
                                                       ------------------------
   1 CASH AT BEGINNING OF PERIOD ..............        3,677.19    31,406.90
   2 RECEIPTS
     A. Cash Sales
         Less:  Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R ........       69,591.04   281,604.00
     C. Collection on Prepetition A/R .........        3,731.00    64,731.82
     D. Other Receipts
          Transfer from
            Eng. Business Systems (Sub) .......                    34,351.35
          Transfer from
            QuickCredit Corp (Closed Acct) ....         --            361.34
          Transfer from Funding Group .........      112,000.00   138,045.67

   3 TOTAL RECEIPTS ...........................      185,322.04   519,094.18
   4 TOTAL CASH AVAILABLE FOR OPERATIONS ......      188,999.23   550,501.08

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ...........                     2,000.00
     B. Net Payroll ...........................         --           --
     C. Payroll Taxes .........................         --           --
     D. Sales & Use Taxes .....................         --           --
     E. Other Taxes ...........................         --           --
     F. Rent ..................................         --           --
     G. Other Leases (Attachment 3) ...........         --            245.92
     H. Telephone .............................                       602.40
     I. Utilities .............................         --           --
     J. Travel & Entertainment ................          225.88       354.38
     K. Vehicle Expenses ......................         --           --
     L. Office Supplies .......................          744.34     4,726.36
     M. Advertising ...........................                     2,195.00
     N. Insurance (Attachment 7) ..............         --           --
     O. Purchases of Fixed Assets .............         --           --
     P. Purchases of Inventory ................         --           --
     Q. Manufacturing Supplies ................         --           --
     R. Repairs & Maintenance .................         --           --
     S. Payments of Secured Creditors .........         --           --
     T. Other Operating Expenses (Attach List)
              Credit Reporting Repositories ...       45,771.72   198,326.19
              Exuifax Settlement ..............       93,000.00    93,000.00
              Employee Payments (Court Ordered)         --          2,182.75
              Trans to Eng. Bus Systems
                for Equifax Pre-pay ...........         --         15,000.00
              Trans to Eng. Bus Sys
                Co-Contribution
                F/Shared Expenses .............       21,752.85    36,865.66
              Trans to Electronic --
                Operating for Merchants Pre-Pay         --          3,000.00
              Trans to Electronic
                Co-Contribution
                F/Shared Expenses .............       15,923.55    54,775.41
              Trans to Electronic --
                Payroll Account ...............         --         84,279.34
              Trans to Eng. Bus Systems
                for Payroll ...................         --         30,656.90
              Temporary Clerical Services .....                     6,236.06
              Trans to Business Objects
                for Eng Business ..............         --          1,137.60
              Postage .........................           20.00     2,895.00
              Bank Charges ....................          448.14       909.36

   6 TOTAL CASH DISBURSEMENTS .................      177,886.48   539,388.33
   7 ENDING CASH BALANCE ......................       11,112.75    11,112.75




                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ VITO A. BELLEZZA
                                      -------------------------------------
                                      Vito A. Bellezza
                                      Chief Executive Officer


Dated: February 28, 2001